UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North America Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Miwlaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Six Months Ended June 30, 2014

Dear Shareholders:

We continue to offer value to you our treasured Shareholders as the Fund returned 5.54 percent for the fiscal year-to-date period ended June 30, 2014. Global equity markets experienced another quarter of solid performance, as evidenced by the MSCI All Country World Index, which was up 3.55 percent. After stumbling in early April, U.S. stocks continued their upward trajectory and posted gains in the second quarter of the year, with the S&P 500 Index returning 4.45 percent over the period, year-to-date.  Our return continues to be primarily driven by the performance of the Fund’s equity component. The decision to increase the Fund’s strategic equity allocation from 75 percent to 80 percent, while reducing the fixed income allocation from 25 percent to 19 percent, continues to positively impact the Fund’s performance.

Over the past few years, the main global economic trend has been weakness in developed countries and strength in emerging markets. This has changed with growth picking up speed in the United States and Europe, whilst slowing in many of the major emerging markets.  Notwithstanding such, global activity has generally strengthened and is expected to improve further in 2014 / 2015.  This would be driven by advanced economies with a major thrust coming from the United States as the recovery appears solidly grounded, as well as positive growth returning in the euro area as leading indicators continue to point to a slowly improving macroeconomic picture.

Global GDP is estimated to have grown by 2.52 percent, quarter-over-quarter, in the second quarter of 2014, after advancing 1.94 percent during the first quarter; an improvement over the 2.05 percent 2Q 2013 growth figure. The slight weakness in the first quarter has been described as an outlier event and is not expected to have a longer term effect on growth going into the second half of 2014. This comes about as Advanced Economies are expected to continue their upward growth trajectory and various central banks continue their accommodative monetary policy stances.  The International Monetary Fund (IMF) is expecting world growth of 3.4 percent in 2014.

In the United States, the recovery gained significant momentum in 2Q 2014, as the economy grew by 4.00 percent, quarter-over-quarter (initial estimate), after having contracted by 2.10 percent in 1Q 2014, recovering after its largely weather-related tumble in the first quarter of 2014. The harsh weather and inventory problems experienced in the first quarter are not expected to further hamper the United States’ recovery this year and the IMF expects growth of 1.70 percent in 2014 and 3.00 percent in 2015.

Even as imports increased reflecting higher trade activity, the United States benefited from gains in a number of areas. Notably, Personal Consumption increased and continues to do so, expanding by 1.60 percent year-over-year in June. The labor market continued to improve and unemployment hit a low of 6.10 percent in June, its lowest figure in over 8 years. Also supporting positive economic performance were increases in exports, state and local government spending and residential fixed investment.

In Canada, GDP during 2Q 2014 is estimated to have grown 2.20 percent quarter-over-quarter compared to 1.20 percent in the first quarter of 2014.  The extreme weather faced by the U.S. during the first quarter of the year seems to have had a similar effect on Canada. Unlike their American counterparts, Canada has been struggling to keep its jobless rate below 7.00 percent.  The unemployment rate stood at 7.00 percent as at June 2014. Analysts are expecting higher government spending, which coupled with the continued growth in the U.S. economy is anticipated to boost the Canadian economy going forward. Overall GDP growth is expected to be around 2.20 percent in 2014, slightly up from 2.00 percent in 2013.

Going forward, global growth is expected to continue its upward trajectory. However, there are various risks which remain threats to the outlook. Notwithstanding the return to growth among Advanced Economies, geopolitical tensions exist particularly with nations such as Ukraine, Russia and Israel. These tensions could support a higher sustained price of oil and hamper the growth of oil-importing nations.  In the Euro area, there is the threat of deflation, which is a general decline in prices, often caused by a reduction in the supply of money or credit, which, if it persists, may lead to falling profits, closing factories, shrinking employment and incomes, and increasing defaults on loans by companies and individuals. During June, inflation for the region was 0.50 percent, well below the ECB’s target of just under 2.00 percent. In Emerging Market territories, fears of supply side constraints (factors that inhibit economic productivity) as well as fiscal constraints remain. Despite the risks, accommodative monetary policy is expected to have a positive impact on several economies and analysts are overall positive about global growth going forward. U.S. equities are projected to continue to perform positively for 2014.

FUND PERFORMANCE

For the six months ended June 30, 2014, the UTC North American Fund posted a net return of 5.54 percent, compared to the blended index benchmark return of 6.18 percent. The S&P 500 Index generated a return of 7.14 percent while the Barclays U.S. Aggregate Government/Credit Bond Index returned 3.94 percent.

The Fund’s underperformance was mainly attributable to its fixed income component (return: 1.75 percent) underperforming its benchmark’s component return of 3.94 percent.  This was as a result of (i) an underweighting of the component with a focus on equities given the lackluster performance of fixed income as well as (ii) the acquiring of only high quality fixed income securities with a credit rating of AA and above versus the Barclays Capital U.S.

Aggregate Government/Credit Index’s credit quality ratings which goes further down the scale to the minimum of investment grade classification and (iii) a focus on fixed income securities maturing within five years to mitigate against interest rate risk versus the Index which has a longer maturity profile than the Fund’s fixed income component, extending beyond 25 years, with only approximately 55 percent of the portfolio in the 1 to 5 year time bucket.

The rebalancing of the equity component has been consistent with Management’s expectations and the equity component has appreciated over the last two quarters, with the allocation currently being 1.40 percent above the proposed strategic asset allocation. Accordingly, the Fund’s equity component has yielded 7.26 percent over the year-to-date period versus the S&P 500 Total Return Index return of 7.14 percent.

The strategy throughout 2014, will involve a balanced approach with a heavier weighting in equities versus fixed income securities.

Ms. Amoy Van Lowe

President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Service USA, Inc. (the “Broker-Dealer”), a FINRA member firm.  The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent to the Broker- Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment Adviser as of June 30, 2014 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

UTC North American Fund, Inc.
Investment Results
For the Period Ended June 30, 2014
(Unaudited)

		Average Annual Rate of Return

	Six Months Ended	One Year Ended	5 Years Ended	10 Years Ended
	June 30, 2014	June 30, 2014	June 30, 2014	June 30, 2014
UTC North American Fund	5.54%	13.83%	8.18%	2.46%
S&P 500 Index	7.14%	24.61%	18.83%	7.78%
UTC North American Fund Blended Index	6.18%	18.51%	14.71%	6.93%
Barclays U.S. Government/Credit Bond Index	3.94%	4.28%	5.09%	4.94%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are  only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70 / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
For June 30, 2014
(Unaudited)

For the Six Months Ended June 30, 2014

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2014 – 6/30/2014).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that  a redemption  be made by wire transfer, currently  the Fund’s  transfer  agent  charges  a  $15.00  fee.    You will be charged  a redemption  fee equal to 2.00% of the  value of shares  redeemed  if you  redeem  your  shares  in the  Fund 30 days after the date of purchase.   To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical   account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2014

			Expenses Paid
			During the Period
	Beginning Value	Ending Value	01/01/14 –
	01/01/14	6/30/14	6/30/14*
Actual	$1,000.00	$1,055.40	$11.25

Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.79	$11.08

*Expenses are equal to the Fund’s annualized expense ratio of 2.21% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
June 30, 2014
(as a % of investments)
(Unaudited)

UTC North American Fund
Schedule of Investments
June 30, 2014 (Unaudited)

Shares		Value
	COMMON STOCKS - 76.3%
	Aerospace & Defense - 0.5%
2,000	Rolls-Royce Holdings PLC - ADR (b)	$184,740

	Automobiles - 2.8%
16,600	Ford Motor Co.	286,184
21,000	General Motors Co.	762,300
		1,048,484
	Beverages - 3.5%
13,900	The Coca-Cola Co.	588,804
8,400	Constellation Brands, Inc. - Class A (a)	740,292
		1,329,096
	Building Products - 0.9%
11,200	USG Corp. (a)	337,456

	Capital Markets - 2.0%
1,180	BlackRock, Inc.	377,128
11,700	Morgan Stanley	378,261
		755,389
	Chemicals - 1.2%
1,000	Air Products & Chemicals, Inc.	128,620
3,000	Airgas, Inc.	326,730
		455,350
	Commercial Banks - 4.3%
2,220	M&T Bank Corp.	275,391
25,545	Wells Fargo & Co.	1,342,645
		1,618,036
	Construction Materials - 0.7%
2,000	Martin Marietta Materials, Inc.	264,100

	Consumer Finance - 1.0%
4,740	Capital One Financial Corp.	391,524

	Distributors - 0.6%
2,400	Genuine Parts Co.	210,720

	Diversified Financial Services - 1.0%
2,909	Berkshire Hathaway Inc. - Class B (a)	368,163

	Diversified Telecommunication Services - 1.9%
14,511	Verizon Communications Inc.	710,023

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Electric Utilities - 1.6%
4,000	American Electric Power Company. Inc. (AEP)	$223,080
2,560	Duke Energy Corp.	189,927
4,300	Northeast Utilities	203,261
		616,268
	Electrical Equipment - 1.5%
8,227	Emerson Electric Co.	545,944

	Electronic Equipment, Instruments & Components - 2.4%
14,315	TE Connectivity Ltd. (b)	885,240

	Food & Staples Retailing - 4.1%
4,590	Costco Wholesale Corp.	528,584
8,851	CVS Caremark Corp.	667,100
8,400	Whole Foods Market, Inc.	324,492
		1,520,176
	Food Products - 0.6%
4,100	Post Holdings Inc. (a)	208,731

	Health Care Providers & Services - 6.8%
12,920	Humana Inc.	1,650,142
6,300	UnitedHealth Group Inc.	515,025
3,700	WellPoint Inc.	398,157
		2,563,324
	Hotels, Restaurants & Leisure - 2.3%
8,000	Melco Crown Entertainment Ltd. - ADR (b)	285,680
7,202	Starbucks Corp.	557,291
		842,971
	Household Durables - 1.5%
15,700	KB Home	293,276
7,700	Lennar Corp. - B Shares	273,581
		566,857
	Industrial Conglomerates - 2.8%
7,299	3M Co.	1,045,509

	Internet Software & Services - 4.0%
6,250	Facebook, Inc. (a)	420,562
934	Google Inc. - Class A (a)	546,082
934	Google Inc. - Class C (a)	537,312
		1,503,956
	Media - 3.2%
2,950	Comcast Corp. - Special Class A	157,323
2,200	DIRECTV (a)	187,022
2,300	Discovery Communications Inc. - Class A (a)	170,844
3,470	Viacom Inc. - Class A	301,023
4,300	The Walt Disney Co.	368,682
		1,184,894

The accompanying notes are an integral part of these financial statements.

Shares		Value
	Oil, Gas & Consumable Fuels - 3.7%
2,961	Chevron Corp.	$386,559
4,000	Noble Energy, Inc.	309,840
3,300	Range Resources Corp.	286,935
9,900	Spectra Energy Corp.	420,552
		1,403,886
	Pharmaceuticals - 3.0%
12,600	Novartis AG - ADR (b)	1,140,678

	Road & Rail - 4.5%
16,866	Union Pacific Corp.	1,682,383

	Semiconductors & Semiconductor Equipment - 0.8%
6,600	Texas Instruments Inc.	315,414

	Specialty Retail - 2.7%
19,343	The TJX Companies, Inc.	1,028,080

	Technology Hardware, Storage & Peripherals - 7.5%
27,636	Apple Inc.	2,568,213
5,800	Diebold, Inc.	232,986
		2,801,199
	Trading Companies & Distributors - 2.9%
22,000	Fastenal Co.	1,088,780

	TOTAL COMMON STOCKS (Cost $22,437,916)	28,617,371

	REITS - 1.5%
	Financial - 1.5%
1,700	Simon Property Group, Inc.	282,676
4,100	Ventas, Inc.	262,810
850	Washington Prime Group Inc. (a)	15,929
	TOTAL REITS (Cost $537,527)	561,415

	EXCHANGE TRADED FUNDS - 5.4%
	Investment Companies - 5.4%
9,300	Financial Select Sector SPDR Fund	211,482
5,400	iShares Credit Bond ETF	601,776
5,600	iShares MSCI EAFE ETF	382,872
2,925	iShares Russell 2000 Growth ETF	404,879
4,700	iShares Russell Mid-Cap Growth ETF	420,932
	TOTAL EXCHANGE TRADED FUNDS (Cost $1,916,919)	2,021,941

The accompanying notes are an integral part of these financial statements

Principal Amount		Value
	ASSET BACKED SECURITIES - 0.2%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$57,700	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $57,745) (c)(d)	$65,957
	Federal Express Corp. 1993 Pass Through Trust
3,919	8.760%, 05/22/2015	4,115
	TOTAL ASSET BACKED SECURITIES (Cost $61,689)	70,072

	CORPORATE BONDS - 11.1%
	Commercial Banks - 1.9%
	Royal Bank of Canada
700,000	2.200%, 07/27/2018 (b)	715,515

	Consumer Finance - 0.9%
	Toyota Motor Credit Corp.
350,000	1.250%, 10/05/2017	350,036

	Diversified Financial Services - 0.9%
	Berkshire Hathaway Finance Corp.
300,000	5.400%, 05/15/2018	343,423

	Educational Services - 2.4%
	Princeton University
800,000	4.950%, 03/01/2019	908,978

	Food & Staples Retailing - 2.4%
	Wal-Mart Stores, Inc.
800,000	4.125%, 02/01/2019	883,101

	Internet & Catalog Retail - 0.9%
	Amazon.com, Inc.
350,000	1.200%, 11/29/2017	348,181

	Oil, Gas & Consumable Fuels - 0.1%
	Petroldrill Four Ltd.
33,371	4.620%, 04/15/2016	34,427

	Road & Rail - 0.3%
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	100,987

	Software - 1.1%
	Microsoft Corp.
400,000	0.875%, 11/15/2017	397,340

	Transportation - 0.2%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
55,499	5.943%, 01/15/2022	61,198
	TOTAL CORPORATE BONDS (Cost $4,124,543)	4,143,186

The accompanying notes are an integral part of these financial statements

Principal
Amount		Value
	U.S. TREASURY BILLS - 5.8%
	United States Treasury Bills:
$55,000	0.030%, 07/17/2014	$54,999
117,000	0.030%, 07/24/2014	116,998
21,000	0.033%, 08/07/2014	20,999
23,000	0.036%, 08/14/2014	22,999
14,000	0.040%, 08/21/2014	13,999
43,000	0.039%, 08/28/2014	42,997
27,000	0.060%, 09/04/2014	27,000
2,000	0.060%, 09/11/2014	2,000
13,000	0.033%, 09/18/2014	13,000
34,000	0.039%, 09/25/2014	33,998
39,000	0.029%, 10/02/2014	38,996
114,000	0.024%, 10/16/2014	113,987
14,000	0.021%, 10/30/2014	13,998
661,000	0.021%, 11/06/2014	660,906
22,000	0.020%, 11/13/2014	21,996
233,000	0.023%, 11/20/2014	232,958
557,000	0.025%, 11/28/2014	556,881
130,000	0.029%, 12/04/2014	129,974
9,000	0.026%, 12/11/2014	8,998
27,000	0.010%, 12/18/2014	26,994
23,000	0.031%, 12/26/2014	22,993
	TOTAL U.S. TREASURY BILLS (Cost $2,177,821)	2,177,670

	Total Investments (Cost $31,256,415) - 100.3%	37,591,655
	Liabilities in Excess of Other Assets - (0.3)%	(117,939)
	TOTAL NET ASSETS - 100.0%	$37,473,716

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of these securities amounted to $3,211,853 (8.6% of net assets) at June 30, 2014.
(c)	Restricted Security. The total value of restricted securities is $65,957 (0.2% of net assets) at June 30, 2014.
(d)	Illiquid Security. The total value of illiquid securities is $65,957 (0.2% of net assets) at June 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement Of Assets And Liabilities
June 30, 2014
(Unaudited)

ASSETS
Investments, at value (cost $31,256,415)	$37,591,655
Cash	356
Dividends receivable	31,116
Interest receivable	41,975
Receivable from fund shares sold	44,000
Other assets	21,531
TOTAL ASSETS	37,730,633

LIABILITIES
Payable to advisor (Notes 3 and 5)	39,369
Payable for capital shares redeemed	1,430
Accrued distribution fees (Notes 4 and 5)	88,607
Accrued service fees (Notes 4 and 5)	44,254
Accrued board meeting fees	17,368
Accrued legal fees	3,431
Accrued audit fees	9,543
Other accrued expenses	52,915
TOTAL LIABILITIES	256,917

NET ASSETS	$37,473,716

Net assets consist of:
Capital stock ($0.01 par value)	30,333,328
Accumulated net investment loss	(53,263)
Accumulated net realized gain on investments sold	858,411
Net unrealized appreciation on investments	6,335,240
NET ASSETS	$37,473,716

Shares issued and outstanding (8,000,000 shares authorized)	3,276,873

Net asset value, redemption price and offering price per share (1)	$11.44

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statement Of Operations
For The Six Months Ended June 30, 2014
(Unaudited)

INVESTMENT INCOME
Interest income	$41,486
Dividend income (Net of foreign withholding tax of $5,216)	295,860
TOTAL INVESTMENT INCOME	337,346

EXPENSES
Distribution fees (Note 4 and 5)	88,507
Advisory fees (Notes 3 and 5)	81,445
Shareholder servicing and accounting costs	60,249
Professional fees	46,682
Service fees (Note 4 and 5)	44,254
Administration fees	29,553
Custody fees	12,317
Directors fees and expenses	3,983
Board meeting expense	3,740
Federal and state registration fees	236
Other expenses	19,643
TOTAL EXPENSES	390,609

NET INVESTMENT LOSS	(53,263)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions	(5,752)
Change in unrealized appreciation/depreciation on investments	2,010,257

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,004,505

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,951,242

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Statements Of Changes In Net Assets

	Six Months Ended	Year Ended
	June 30, 2014	December 31, 2013
	(Unaudited)

OPERATIONS:
Net investment income (loss)	$(53,263)	$10,740
Net realized gain (loss) from security transactions	(5,752)	2,913,537
Change in unrealized appreciation/depreciation on investments	2,010,257	1,583,789
Net increase in net assets from operations	1,951,242	4,508,066

FROM DISTRIBUTIONS
Net investment income	-	(132,676)
Net realized gain on investments	-	(1,700,012)
Net decrease in net assets resulting from distributions paid	-	(1,832,688)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	535,900	400,881
Reinvestment of distributions	-	1,724,223
Payments for shares redeemed	(363,810)	(371,844)
Redemption fees	254	7
Net increase in net assets resulting from capital share transactions	172,344	1,753,267

TOTAL INCREASE IN NET ASSETS	2,123,586	4,428,645

NET ASSETS
Beginning of period	35,350,130	30,921,485

End of period (Accumulated net investment loss $(53,263) and $0, respectively)	$37,473,716	$35,350,130

CHANGE IN SHARES OUTSTANDING:
Shares sold	48,239	37,097
Reinvestment of distributions	-	159,798
Shares redeemed	(33,600)	(34,818)
Net Increase	14,639	162,077
Beginning shares	3,262,234	3,100,157
Ending shares	3,276,873	3,262,234

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	For the Six
	Months Ended
	June 30		Year Ended December 31,
	2014		2013	2012	2011	2010		2009
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$10.84		$9.97	$9.45	$10.19	$9.66		$8.24

Income from investment operations:

Net investment income (loss)	(0.01	)(1)	0.01 (1)	0.04 (1)	0.02 (1)	0.01	(1)	(0.01	)(2)
Net realized and unrealized gain (loss) on investments	0.61		1.45	0.53	(0.37)	0.52		1.43
Total from investment operations	0.60		1.46	0.57	(0.35)	0.53		1.42

Less distributions
From net investment income	-		(0.04)	(0.05)	(0.03)	-		-
From net realized gains	-		(0.55)	-	(0.36)	-		-
Total Distributions	-		(0.59)	(0.05)	(0.39)	-		-

Paid-in capital from redemption fees (3)	-		-	-	-	-		-

Net asset value, end of period	$11.44		$10.84	$9.97	$9.45	$10.19		$9.66

Total return	5.54%	(4)	14.68%	6.04%	(3.47)%	5.49%		17.23%

Supplemental data and ratios:

Net assets, end of period (in thousands)	$37,474		$35,350	$30,921	$29,831	$31,464		$34,618

Ratio of expenses to average net assets	2.21%	(5)	2.25%	2.49%	2.46%	2.51%		2.97%

Ratio of net investment income (loss) to average net assets	(0.30)%	(5)	0.03%	0.43%	0.14%	0.25%		(0.11)%

Portfolio turnover rate	0.94%		93.29%	45.95%	114.22%	64.61%		33.49%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for  permanent book to tax differences.
(2) Net investment loss per share is calculated using average shares outstanding.
(3) Less than $0.01 per share.
(4) Not Annualized
(5) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2014 (Unaudited)

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)     Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.    Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by  market  makers  or  estimates  of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

Summary of Fair Value Measurement at June 30, 2014

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the  investment or liability.  ASC 820 establishes  a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability  developed based on  the  best  information  available  in the  circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date.  During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices  in an  active  market,  and  are  therefore  classified within Level  1, include  active  listed domestic  equities, including  listed  REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds,

U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$70,072	$-	$70,072
Common Stocks	28,617,371	-	-	28,617,371
Corporate Bonds	-	4,143,186	-	4,143,186
Exchange Traded Funds	2,021,941	-	-	2,021,941
REITS	561,415	-	-	561,415
Short-Term Investments	-	2,177,670	-	2,177,670
Total*	$31,200,727	$6,390,928	-	$37,591,655

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the period ended June 30, 2014 for the Fund, as compared to their classification from the prior annual report. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended June 30, 2014.

b)    Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be  examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2010 through December 31, 2013. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2013. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)     Distributions to Shareholders – Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)     Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)     Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)     Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)    Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the identified cost basis (FIFO).  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.     INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2014 were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$318,808	$1,443,685

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$31,210,551

Gross unrealized appreciation	$4,681,494
Gross unrealized depreciation	(377,440)
Net unrealized appreciation	4,304,054
Undistributed ordinary income	-
Undistributed long-term capital gain	885,092
Total distributable earnings	885,092
Other accumulated losses	-
Total accumulated earnings	$5,189,146

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2013, the Fund had no accumulated capital loss carryforwards. The Fund utilized $425,408 of its short-term capital loss carryforward.

Under current tax laws, losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had no post-October loss for currency and capital for the fiscal year ended December 31, 2013.

The tax character of distributions during the six months ended June 30, 2014 and year December 31, 2013 was as follows:

	Six Months Ended	Fiscal Year Ended
Distributions paid from:	June 30, 2014	December 31, 2013
Ordinary Income	$-	$132,676
Long-term capital gains	$-	$1,700,012

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.     INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.     SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the six months ended June 30, 2014.

5.     TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more the 25% of the voting securities creates a presumption of control of the Fund. As of June 30, 2014, the TTUTC owned 71.14% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the six months ended June 30, 2014, the Fund paid to its affiliates, $81,445, $88,507 and $44,254 for advisory, distribution fees and service fees, respectively.

For the six months ended June 30, 2014, the Fund has payable to its affiliates, $39,369, $88,607 and $44,254 for advisory, distribution fees and service fees, respectively.

6.     GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.     SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2014 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.

Disclosure Regarding the Board of Directors Approval of the

Investment Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund (the “Board”), including a majority of the Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”), met on February 24, 2014 to consider the continuation of the Fund’s investment advisory agreement.  Although the Board met specifically on that date to consider the renewal of the investment advisory agreement, the Directors received information periodically throughout the year that they considered in approving the continuation of the investment advisory agreement.  Based on the Directors’ evaluation of information provided by UTC Fund Services, Inc. (the “Adviser”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1.	The Board noted that the Adviser performs the services identified below for the Fund. In assessing these services, the Board referenced the Adviser’s Form ADV and a copy of the advisory agreement.

●
Acts as portfolio manager for the Fund.  In providing investment management services, the Adviser manages the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions.

●	Oversees distribution of the Fund.

●	Oversees those third-party service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency and custodial services.

In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history.  The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.
In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds.  The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods.  The Board also reviewed and compared the Fund’s performance relative to other peer funds.

With respect to the Fund’s performance relative to stock market indices, the Board noted that the Fund has underperformed.  The Board discussed the reasons for this underperformance with the Adviser, and the steps that the Adviser has taken to address the underperformance.  The Board noted that the Adviser has been taking appropriate steps to help improve the Fund’s performance.

After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3.
The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective.  The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds.  The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services.

In light of all of the information that the Board received and considered, it concluded that the management fees were reasonable with respect to the services provided and the performance of the Fund.

4.
The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule.  The Board noted that the investment management fees are adjusted if economies of scale are realized as the Fund grows.

5.	The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

6.
The Board considered the profitability of the Adviser with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.  In this regard, the Board noted the low investment management fee charged by the Adviser.

7.	The Board considered the professionalism and knowledge of the Adviser’s employees and concluded that this was beneficial to the Fund and its shareholders.

All of the factors above were considered separately by the Independent Directors in an executive session during which management of the Adviser was not present.  The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement.  The Board was also assisted in its review, consideration and discussion of the advisory agreement by a memorandum prepared by legal counsel that summarized the Board’s obligations.  Based on the factors discussed above, the Independent Directors unanimously recommended continuation of the advisory agreement, and the Board unanimously approved continuation of the advisory agreement, concluding it was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters  with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.

PRIVACY POLICY

We collect the following nonpublic personal information about you:

■
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

■
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
Marilyn Clarke-Andrews, Director, Secretary
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President, Interim Treasurer and Interim Chief
Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Semi-Annual Report June 30, 2014 (Unaudited)

Item 2. Code of Ethics.
Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

(c)

Item 12. Exhibits.

(a)	Code of Ethics incorporated by reference to previous Form N-CSR filing on 3/4/2011.

(2) Certification for the President and Treasurer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By  /s/ Amoy Van Lowe
      Amoy Van Lowe,
      President and Treasurer

Date  September 5, 2014 .

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Amoy Van Lowe
      Amoy Van Lowe,
      President and Treasurer

Date  September 5, 2014 .                         .